SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


    Date of Report (Date of earliest event reported) July 1, 1999

                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


    Pennsylvania                    0-10822                    25-1229323
 (State of other jurisdiction   (Commission File Number)    (IRS Employer
   of incorporation)                                      Identification No.)


        300 Indian Springs Road, Indiana, Pennsylvania 15701
      (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that its Diasensor noninvasive glucose monitor was displayed at the recent meeting of the American Diabetes Association in San Diego, CA. To gain marketing approval in the United States, Biocontrol has begun a modular premarket approval (PMA) application to the FDA by submitting the first module on May 24, 1999. The FDA is expected to respond to Biocontrol within 90 days of the submission date. Additional information will be required to complete the full modular PMA.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  June 24, 1999


                                        BICO
                               BIOCONTROL TECHNOLOGY, INC
                               2275 Swallow Hill Road, Building 2500
                               Pittsburgh, PA  15220
Press Release

Investors                                      Media
Diane McQuaide                               Susan Taylor
1.412.429.0673  phone                        1.412.429.0673 phone
1.412.279.9690  fax                          1.412.279.5041 fax


BIOCONTROL'S DIASENSOR DISPLAYED AT AMERICAN DIABETES ASSOCIATION
                         ANNUAL MEETING

     Pittsburgh, PA - July 1, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that its Diasensor noninvasive glucose monitor was displayed at the recent meeting of the American Diabetes Association in San Diego, CA. Currently marketed in the 15-country European Union, the Diasensor is the first commercially available painless noninvasive monitor for glucose measurements in people with diabetes.
     To gain marketing approval in the United States, Biocontrol has begun a modular premarket approval (PMA) application to the FDA by submitting the first module on May 24, 1999. The FDA is expected to respond to Biocontrol within 90 days of the submission date. Additional information will be required to complete the full modular PMA.
     The American Diabetes Association's annual meeting, which was held this year June 19 through June 22, attracts thousands of physicians, nurses, educators, scientists, suppliers and other miscellaneous attendees. David Purdy, Biocontrol's president, who attended the meeting, said that advances in noninvasive glucose testing were in evidence and that "it was gratifying to our company to be the first manufacturer there that has received regulatory approval to market a truly noninvasive glucose monitor." The CE Mark, which permits the company to sell the devices in the European Union, was awarded to Biocontrol for the sensor in March 1998.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary Diasensor.com, Inc., also located in Pittsburgh, PA, markets the Diasensor. Diasensor.com owns the patent, marketing and distribution  rights  to  the sensor  while  Biocontrol  has  the
exclusive   rights   to   the  research   and   development   and
manufacturing of the sensor.

WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204